Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	3Q'23 vs. 3Q'22		Sep 30, 2023	Sep 30, 2022	YTD'23 vs. YTD'22
EARNINGS
Net interest income	$4,362	$4,120	$4,051	$4,106	$3,928	$434	11.0%	$12,533	$11,519	$1,014	8.8%
Retailer share arrangements	(979)	(887)	(917)	(1,043)	(1,057)	78	(7.4)%	(2,783)	(3,288)	505	(15.4)%
Provision for credit losses	1,488	1,383	1,290	1,201	929	559	60.2%	4,161	2,174	1,987	91.4%
Net interest income, after retailer share arrangements and provision for credit losses	1,895	1,850	1,844	1,862	1,942	(47)	(2.4)%	5,589	6,057	(468)	(7.7)%
Other income	92	61	65	30	44	48	109.1%	218	350	(132)	(37.7)%
Other expense	1,154	1,169	1,119	1,151	1,064	90	8.5%	3,442	3,186	256	8.0%
Earnings before provision for income taxes	833	742	790	741	922	(89)	(9.7)%	2,365	3,221	(856)	(26.6)%
Provision for income taxes	205	173	189	164	219	(14)	(6.4)%	567	782	(215)	(27.5)%
Net earnings	$628	$569	$601	$577	$703	$(75)	(10.7)%	$1,798	$2,439	$(641)	(26.3)%
Net earnings available to common stockholders	$618	$559	$590	$567	$692	$(74)	(10.7)%	$1,767	$2,407	$(640)	(26.6)%

COMMON SHARE STATISTICS
Basic EPS	$1.49	$1.32	$1.36	$1.27	$1.48	$0.01	0.7%	$4.16	$4.89	$(0.73)	(14.9)%
Diluted EPS	$1.48	$1.32	$1.35	$1.26	$1.47	$0.01	0.7%	$4.14	$4.86	$(0.72)	(14.8)%
Dividend declared per share	$0.25	$0.23	$0.23	$0.23	$0.23	$0.02	8.7%	$0.71	$0.67	$0.04	6.0%
Common stock price	$30.57	$33.92	$29.08	$32.86	$28.19	$2.38	8.4%	$30.57	$28.19	$2.38	8.4%
Book value per share	$31.50	$30.25	$29.08	$27.70	$26.76	$4.74	17.7%	$31.50	$26.76	$4.74	17.7%
Tangible common equity per share(1)	$26.00	$24.67	$23.48	$22.24	$22.10	$3.90	17.6%	$26.00	$22.10	$3.90	17.6%

Beginning common shares outstanding	418.1	428.4	438.2	458.9	487.8	(69.7)	(14.3)%	438.2	526.8	(88.6)	(16.8)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	—%
Stock-based compensation	0.2	0.2	1.5	0.1	0.4	(0.2)	(50.0)%	1.9	2.0	(0.1)	(5.0)%
Shares repurchased	(4.5)	(10.5)	(11.3)	(20.8)	(29.3)	24.8	(84.6)%	(26.3)	(69.9)	43.6	(62.4)%
Ending common shares outstanding	413.8	418.1	428.4	438.2	458.9	(45.1)	(9.8)%	413.8	458.9	(45.1)	(9.8)%

Weighted average common shares outstanding	416.0	422.7	434.4	445.8	468.5	(52.5)	(11.2)%	424.3	492.1	(67.8)	(13.8)%
Weighted average common shares outstanding (fully diluted)	418.4	424.2	437.2	448.9	470.7	(52.3)	(11.1)%	426.5	495.0	(68.5)	(13.8)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	3Q'23 vs. 3Q'22		Sep 30, 2023	Sep 30, 2022	YTD'23 vs. YTD'22
PERFORMANCE METRICS
Return on assets(1)	2.3%	2.1%	2.3%	2.2%	2.8%		(0.5)%	2.2%	3.4%		(1.2)%
Return on equity(2)	18.1%	17.0%	18.2%	17.5%	21.1%		(3.0)%	17.8%	24.2%		(6.4)%
Return on tangible common equity(3)	22.9%	21.7%	23.2%	22.1%	26.6%		(3.7)%	22.6%	30.6%		(8.0)%
Net interest margin(4)	15.36%	14.94%	15.22%	15.58%	15.52%		(0.16)%	15.17%	15.64%		(0.47)%
Efficiency ratio(5)	33.2%	35.5%	35.0%	37.2%	36.5%		(3.3)%	34.5%	37.1%		(2.6)%
Other expense as a % of average loan receivables, including held for sale	4.76%	5.07%	5.00%	5.16%	5.02%		(0.26)%	4.94%	5.11%		(0.17)%
Effective income tax rate	24.6%	23.3%	23.9%	22.1%	23.8%		0.8%	24.0%	24.3%		(0.3)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.60%	4.75%	4.49%	3.48%	3.00%		1.60%	4.62%	2.82%		1.80%
30+ days past due as a % of period-end loan receivables(6)	4.40%	3.84%	3.81%	3.65%	3.28%		1.12%	4.40%	3.28%		1.12%
90+ days past due as a % of period-end loan receivables(6)	2.06%	1.77%	1.87%	1.69%	1.43%		0.63%	2.06%	1.43%		0.63%
Net charge-offs	$1,116	$1,096	$1,006	$776	$635	$481	75.7%	$3,218	$1,760	$1,458	82.8%
Loan receivables delinquent over 30 days(6)	$4,304	$3,641	$3,474	$3,377	$2,818	$1,486	52.7%	$4,304	$2,818	$1,486	52.7%
Loan receivables delinquent over 90 days(6)	$2,020	$1,677	$1,705	$1,562	$1,232	$788	64.0%	$2,020	$1,232	$788	64.0%

Allowance for credit losses (period-end)	$10,176	$9,804	$9,517	$9,527	$9,102	$1,074	11.8%	$10,176	$9,102	$1,074	11.8%
Allowance coverage ratio(7)	10.40%	10.34%	10.44%	10.30%	10.58%		(0.18)%	10.40%	10.58%		(0.18)%

BUSINESS METRICS
Purchase volume(8)(9)	$47,006	$47,276	$41,557	$47,923	$44,557	$2,449	5.5%	$135,839	$132,264	$3,575	2.7%
Period-end loan receivables	$97,873	$94,801	$91,129	$92,470	$86,012	$11,861	13.8%	$97,873	$86,012	$11,861	13.8%
Credit cards	$92,078	$89,299	$86,113	$87,630	$81,254	$10,824	13.3%	$92,078	$81,254	$10,824	13.3%
Consumer installment loans	$3,784	$3,548	$3,204	$3,056	$2,945	$839	28.5%	$3,784	$2,945	$839	28.5%
Commercial credit products	$1,879	$1,826	$1,690	$1,682	$1,723	$156	9.1%	$1,879	$1,723	$156	9.1%
Other	$132	$128	$122	$102	$90	$42	46.7%	$132	$90	$42	46.7%
Average loan receivables, including held for sale	$96,230	$92,489	$90,815	$88,436	$84,038	$12,192	14.5%	$93,198	$83,404	$9,794	11.7%
Period-end active accounts (in thousands)(10)	70,137	70,269	68,589	70,763	66,503	3,634	5.5%	70,137	66,503	3,634	5.5%
Average active accounts (in thousands)(9)(10)	70,308	69,517	69,494	68,373	66,266	4,042	6.1%	69,842	68,517	1,325	1.9%

LIQUIDITY
Liquid assets
Cash and equivalents	$15,643	$12,706	$15,303	$10,294	$11,962	$3,681	30.8%	$15,643	$11,962	$3,681	30.8%
Total liquid assets	$17,598	$16,448	$18,778	$14,201	$16,566	$1,032	6.2%	$17,591	$16,566	$1,025	6.2%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$2,950	$2,950	$3,700	$(750)	(20.3)%	$2,950	$3,700	$(750)	(20.3)%
Total liquid assets and undrawn credit facilities	$20,548	$19,398	$21,728	$17,151	$20,266	$282	1.4%	$20,541	$20,266	$275	1.4%
Liquid assets % of total assets	15.58%	15.13%	17.41%	13.58%	16.44%		(0.86)%	15.58%	16.44%		(0.86)%
Liquid assets including undrawn credit facilities % of total assets	18.19%	17.85%	20.15%	16.40%	20.11%		(1.92)%	18.19%	20.11%		(1.92)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	3Q'23 vs. 3Q'22		Sep 30, 2023	Sep 30, 2022	YTD'23 vs. YTD'22
Interest income:
Interest and fees on loans	$5,151	$4,812	$4,616	$4,576	$4,258	$893	21.0%	$14,579	$12,305	$2,274	18.5%
Interest on cash and debt securities	203	209	170	132	84	119	141.7%	582	133	449	NM
Total interest income	5,354	5,021	4,786	4,708	4,342	1,012	23.3%	15,161	12,438	2,723	21.9%

Interest expense:
Interest on deposits	800	717	557	441	280	520	185.7%	2,074	567	1,507	265.8%
Interest on borrowings of consolidated securitization entities	86	78	77	69	54	32	59.3%	241	127	114	89.8%
Interest on senior unsecured notes	106	106	101	92	80	26	32.5%	313	225	88	39.1%
Total interest expense	992	901	735	602	414	578	139.6%	2,628	919	1,709	186.0%

Net interest income	4,362	4,120	4,051	4,106	3,928	434	11.0%	12,533	11,519	1,014	8.8%

Retailer share arrangements	(979)	(887)	(917)	(1,043)	(1,057)	78	(7.4)%	(2,783)	(3,288)	505	(15.4)%
Provision for credit losses	1,488	1,383	1,290	1,201	929	559	60.2%	4,161	2,174	1,987	91.4%
Net interest income, after retailer share arrangements and provision for credit losses	1,895	1,850	1,844	1,862	1,942	(47)	(2.4)%	5,589	6,057	(468)	(7.7)%

Other income:
Interchange revenue	267	262	232	251	238	29	12.2%	761	731	30	4.1%
Debt cancellation fees	131	125	115	102	103	28	27.2%	371	285	86	30.2%
Loyalty programs	(358)	(345)	(298)	(351)	(326)	(32)	9.8%	(1,001)	(906)	(95)	10.5%
Other	52	19	16	28	29	23	79.3%	87	240	(153)	(63.8)%
Total other income	92	61	65	30	44	48	109.1%	218	350	(132)	(37.7)%

Other expense:
Employee costs	444	451	451	459	416	28	6.7%	1,346	1,222	124	10.1%
Professional fees	219	209	186	233	204	15	7.4%	614	599	15	2.5%
Marketing and business development	125	133	131	121	115	10	8.7%	389	366	23	6.3%
Information processing	177	179	166	165	150	27	18.0%	522	458	64	14.0%
Other	189	197	185	173	179	10	5.6%	571	541	30	5.5%
Total other expense	1,154	1,169	1,119	1,151	1,064	90	8.5%	3,442	3,186	256	8.0%

Earnings before provision for income taxes	833	742	790	741	922	(89)	(9.7)%	2,365	3,221	(856)	(26.6)%
Provision for income taxes	205	173	189	164	219	(14)	(6.4)%	567	782	(215)	(27.5)%
Net earnings	$628	$569	$601	$577	$703	$(75)	(10.7)%	$1,798	$2,439	$(641)	(26.3)%

Net earnings available to common stockholders	$618	$559	$590	$567	$692	$(74)	(10.7)%	$1,767	$2,407	$(640)	(26.6)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022
Assets
Cash and equivalents	$15,643	$12,706	$15,303	$10,294	$11,962	$3,681	30.8%
Debt securities	2,882	4,294	4,008	4,879	5,082	(2,200)	(43.3)%
Loan receivables:
Unsecuritized loans held for investment	78,470	75,532	72,079	72,638	67,651	10,819	16.0%
Restricted loans of consolidated securitization entities	19,403	19,269	19,050	19,832	18,361	1,042	5.7%
Total loan receivables	97,873	94,801	91,129	92,470	86,012	11,861	13.8%
Less: Allowance for credit losses	(10,176)	(9,804)	(9,517)	(9,527)	(9,102)	(1,074)	11.8%
Loan receivables, net	87,697	84,997	81,612	82,943	76,910	10,787	14.0%
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,169	1,226	1,297	1,287	1,033	136	13.2%
Other assets	4,443	4,369	4,528	4,056	4,674	(231)	(4.9)%
Total assets	$112,939	$108,697	$107,853	$104,564	$100,766	$12,173	12.1%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$77,669	$75,344	$74,008	$71,336	$68,032	$9,637	14.2%
Non-interest-bearing deposit accounts	397	421	417	399	372	25	6.7%
Total deposits	78,066	75,765	74,425	71,735	68,404	9,662	14.1%
Borrowings:
Borrowings of consolidated securitization entities	6,519	5,522	6,228	6,227	6,360	159	2.5%
Senior and Subordinated unsecured notes	8,712	8,709	8,706	7,964	7,961	751	9.4%
Total borrowings	15,231	14,231	14,934	14,191	14,321	910	6.4%
Accrued expenses and other liabilities	5,875	5,321	5,301	5,765	5,029	846	16.8%
Total liabilities	99,172	95,317	94,660	91,691	87,754	11,418	13.0%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,750	9,727	9,705	9,718	9,685	65	0.7%
Retained earnings	18,338	17,828	17,369	16,716	16,252	2,086	12.8%
Accumulated other comprehensive income (loss)	(96)	(96)	(102)	(125)	(187)	91	(48.7)%
Treasury stock	(14,960)	(14,814)	(14,514)	(14,171)	(13,473)	(1,487)	11.0%
Total equity	13,767	13,380	13,193	12,873	13,012	755	5.8%
Total liabilities and equity	$112,939	$108,697	$107,853	$104,564	$100,766	$12,173	12.1%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2023			Jun 30, 2023			Mar 31, 2023			Dec 31, 2022			Sep 30, 2022
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,753	$172	5.35%	$14,198	$178	5.03%	$12,365	$140	4.59%	$11,092	$104	3.72%	$11,506	$65	2.24%
Securities available for sale	3,706	31	3.32%	3,948	31	3.15%	4,772	30	2.55%	5,002	28	2.22%	4,861	19	1.55%

Loan receivables, including held for sale:
Credit cards	90,587	5,003	21.91%	87,199	4,679	21.52%	85,904	4,497	21.23%	83,597	4,462	21.18%	79,354	4,153	20.76%
Consumer installment loans	3,656	108	11.72%	3,359	94	11.22%	3,103	83	10.85%	2,991	78	10.35%	2,884	74	10.18%
Commercial credit products	1,861	38	8.10%	1,808	36	7.99%	1,697	34	8.13%	1,757	34	7.68%	1,720	30	6.92%
Other	126	2	6.30%	123	3	9.78%	111	2	7.31%	91	2	8.72%	80	1	4.96%
Total loan receivables, including held for sale	96,230	5,151	21.24%	92,489	4,812	20.87%	90,815	4,616	20.61%	88,436	4,576	20.53%	84,038	4,258	20.10%
Total interest-earning assets	112,689	5,354	18.85%	110,635	5,021	18.20%	107,952	4,786	17.98%	104,530	4,708	17.87%	100,405	4,342	17.16%

Non-interest-earning assets:
Cash and due from banks	964			976			1,024			1,071			1,580
Allowance for credit losses	(9,847)			(9,540)			(9,262)			(9,167)			(8,878)
Other assets	6,529			6,330			6,128			5,772			5,587
Total non-interest-earning assets	(2,354)			(2,234)			(2,110)			(2,324)			(1,711)

Total assets	$110,335			$108,401			$105,842			$102,206			$98,694

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$75,952	$800	4.18%	$74,812	$717	3.84%	$72,216	$557	3.13%	$69,343	$441	2.52%	$66,787	$280	1.66%
Borrowings of consolidated securitization entities	6,096	86	5.60%	5,863	78	5.34%	6,229	77	5.01%	6,231	69	4.39%	6,258	54	3.42%
Senior and Subordinated unsecured notes	8,710	106	4.83%	8,707	106	4.88%	8,442	101	4.85%	7,962	92	4.58%	7,102	80	4.47%

Total interest-bearing liabilities	90,758	992	4.34%	89,382	901	4.04%	86,887	735	3.43%	83,536	602	2.86%	80,147	414	2.05%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	401			420			411			388			371
Other liabilities	5,418			5,164			5,130			5,217			4,938
Total non-interest-bearing liabilities	5,819			5,584			5,541			5,605			5,309

Total liabilities	96,577			94,966			92,428			89,141			85,456

Equity
Total equity	13,758			13,435			13,414			13,065			13,238

Total liabilities and equity	$110,335			$108,401			$105,842			$102,206			$98,694
Net interest income		$4,362			$4,120			$4,051			$4,106			$3,928

Interest rate spread(1)			14.51%			14.16%			14.55%			15.01%			15.11%
Net interest margin(2)			15.36%			14.94%			15.22%			15.58%			15.52%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2023			Nine Months Ended Sep 30, 2022
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,107	$490	5.00%	$9,920	$90	1.21%
Securities available for sale	4,138	92	2.97%	5,143	43	1.12%

Loan receivables, including held for sale:
Credit cards	87,914	14,179	21.56%	78,946	12,009	20.34%
Consumer installment loans	3,375	285	11.29%	2,781	209	10.05%
Commercial credit products	1,789	108	8.07%	1,604	83	6.92%
Other	120	7	7.80%	73	4	7.33%
Total loan receivables, including held for sale	93,198	14,579	20.91%	83,404	12,305	19.73%
Total interest-earning assets	110,443	15,161	18.35%	98,467	12,438	16.89%

Non-interest-earning assets:
Cash and due from banks	987			1,607
Allowance for credit losses	(9,552)			(8,735)
Other assets	6,331			5,447
Total non-interest-earning assets	(2,234)			(1,681)

Total assets	$108,209			$96,786

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$74,340	$2,074	3.73%	$64,371	$567	1.18%
Borrowings of consolidated securitization entities	6,062	241	5.32%	6,547	127	2.59%
Senior and subordinated unsecured notes	8,621	313	4.85%	7,098	225	4.24%
Total interest-bearing liabilities	89,023	2,628	3.95%	78,016	919	1.57%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	410			380
Other liabilities	5,239			4,915
Total non-interest-bearing liabilities	5,649			5,295

Total liabilities	94,672			83,311

Equity
Total equity	13,537			13,475

Total liabilities and equity	$108,209			$96,786
Net interest income		$12,533			$11,519

Interest rate spread(1)			14.41%			15.32%
Net interest margin(2)			15.17%			15.64%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022
BALANCE SHEET STATISTICS
Total common equity	$13,033	$12,646	$12,459	$12,139	$12,278	$755	6.1%
Total common equity as a % of total assets	11.54%	11.63%	11.55%	11.61%	12.18%		(0.64)%

Tangible assets	$110,665	$106,366	$105,451	$102,172	$98,628	$12,037	12.2%
Tangible common equity(1)	$10,759	$10,315	$10,057	$9,747	$10,140	$619	6.1%
Tangible common equity as a % of tangible assets(1)	9.72%	9.70%	9.54%	9.54%	10.28%		(0.56)%
Tangible common equity per share(1)	$26.00	$24.67	$23.48	$22.24	$22.10	$3.90	17.6%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.3%	15.2%	15.4%	15.0%	16.5%
Tier 1 risk-based capital ratio(5)	13.2%	13.1%	13.3%	13.6%	15.2%
Tier 1 leverage ratio(6)	11.8%	11.6%	11.6%	12.3%	13.2%
Common equity Tier 1 capital ratio	12.4%	12.3%	12.5%	12.8%	14.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at September 30, 2023 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	3Q'23 vs. 3Q'22		Sep 30, 2023	Sep 30, 2022	YTD'23 vs. YTD'22
HOME & AUTO
Purchase volume(1)	$12,273	$12,853	$10,863	$11,860	$12,273	$—	—%	$35,989	$35,428	$561	1.6%
Period-end loan receivables	$31,648	$30,926	$29,733	$29,978	$29,017	$2,631	9.1%	$31,648	$29,017	$2,631	9.1%
Average loan receivables, including held for sale	$31,239	$30,210	$29,690	$29,402	$28,387	$2,852	10.0%	$30,386	$27,307	$3,079	11.3%
Average active accounts (in thousands)(3)	19,223	18,935	18,521	18,539	18,350	873	4.8%	18,894	17,923	971	5.4%

Interest and fees on loans	$1,367	$1,275	$1,225	$1,264	$1,210	$157	13.0%	$3,867	$3,406	$461	13.5%
Other income	$28	$27	$25	$23	$20	$8	40.0%	$80	$64	$16	25.0%

DIGITAL
Purchase volume(1)	$13,808	$13,472	$12,261	$14,794	$12,941	$867	6.7%	$39,541	$36,600	$2,941	8.0%
Period-end loan receivables	$26,685	$25,758	$24,944	$25,522	$22,925	$3,760	16.4%	$26,685	$22,925	$3,760	16.4%
Average loan receivables, including held for sale	$26,266	$25,189	$24,982	$23,931	$22,361	$3,905	17.5%	$25,484	$21,596	$3,888	18.0%
Average active accounts (in thousands)(3)	20,768	20,559	20,564	20,073	19,418	1,350	7.0%	20,641	19,176	1,465	7.6%

Interest and fees on loans	$1,530	$1,422	$1,363	$1,322	$1,197	$333	27.8%	$4,315	$3,277	$1,038	31.7%
Other income	$(6)	$(2)	$1	$(14)	$(22)	$16	(72.7)%	$(7)	$(47)	$40	(85.1)%

DIVERSIFIED & VALUE
Purchase volume(1)	$15,445	$15,356	$13,439	$16,266	$14,454	$991	6.9%	$44,240	$40,400	$3,840	9.5%
Period-end loan receivables	$18,865	$18,329	$17,702	$18,617	$16,566	$2,299	13.9%	$18,865	$16,566	$2,299	13.9%
Average loan receivables, including held for sale	$18,565	$17,935	$17,713	$17,274	$16,243	$2,322	14.3%	$18,074	$15,627	$2,447	15.7%
Average active accounts (in thousands)(3)	20,410	20,346	20,807	20,386	19,411	999	5.1%	20,571	19,258	1,313	6.8%

Interest and fees on loans	$1,168	$1,091	$1,070	$1,023	$935	$233	24.9%	$3,329	$2,587	$742	28.7%
Other income	$(28)	$(21)	$(14)	$(42)	$(19)	$(9)	47.4%	$(63)	$(63)	$—	—%

HEALTH & WELLNESS
Purchase volume(1)	$3,990	$4,015	$3,690	$3,505	$3,514	$476	13.5%	$11,695	$10,064	$1,631	16.2%
Period-end loan receivables	$14,019	$13,327	$12,581	$12,179	$11,590	$2,429	21.0%	$14,019	$11,590	$2,429	21.0%
Average loan receivables, including held for sale	$13,600	$12,859	$12,309	$11,846	$11,187	$2,413	21.6%	$12,927	$10,681	$2,246	21.0%
Average active accounts (in thousands)(3)	7,276	7,063	6,887	6,673	6,411	865	13.5%	7,076	6,207	869	14.0%

Interest and fees on loans	$844	$786	$735	$744	$706	$138	19.5%	$2,365	$1,966	$399	20.3%
Other income	$74	$54	$61	$60	$55	$19	34.5%	$189	$157	$32	20.4%

LIFESTYLE
Purchase volume(1)	$1,490	$1,580	$1,302	$1,498	$1,374	$116	8.4%	$4,372	$4,000	$372	9.3%
Period-end loan receivables	$6,483	$6,280	$5,971	$5,970	$5,686	$797	14.0%	$6,483	$5,686	$797	14.0%
Average loan receivables, including held for sale	$6,383	$6,106	$5,919	$5,772	$5,610	$773	13.8%	$6,137	$5,478	$659	12.0%
Average active accounts (in thousands)(3)	2,556	2,529	2,611	2,585	2,524	32	1.3%	2,572	2,546	26	1.0%

Interest and fees on loans	$249	$232	$223	$221	$208	$41	19.7%	$704	$593	$111	18.7%
Other income	$8	$7	$7	$7	$8	$—	—%	$22	$21	$1	4.8%

CORP, OTHER(4)
Purchase volume(1)(2)	$—	$—	$2	$—	$1	$(1)	(100.0)%	$2	$5,772	$(5,770)	(100.0)%
Period-end loan receivables	$173	$181	$198	$204	$228	$(55)	(24.1)%	$173	$228	$(55)	(24.1)%
Average loan receivables, including held for sale	$177	$190	$202	$211	$250	$(73)	(29.2)%	$190	$2,715	$(2,525)	(93.0)%
Average active accounts (in thousands)(2)(3)	75	85	104	117	152	(77)	(50.7)%	88	3,407	(3,319)	(97.4)%

Interest and fees on loans	$(7)	$6	$—	$2	$2	$(9)	NM	$(1)	$476	$(477)	(100.2)%
Other income	$16	$(4)	$(15)	$(4)	$2	$14	NM	$(3)	$218	$(221)	(101.4)%

TOTAL SYF
Purchase volume(1)(2)	$47,006	$47,276	$41,557	$47,923	$44,557	$2,449	5.5%	$135,839	$132,264	$3,575	2.7%
Period-end loan receivables	$97,873	$94,801	$91,129	$92,470	$86,012	$11,861	13.8%	$97,873	$86,012	$11,861	13.8%
Average loan receivables, including held for sale	$96,230	$92,489	$90,815	$88,436	$84,038	$12,192	14.5%	$93,198	$83,404	$9,794	11.7%
Average active accounts (in thousands)(2)(3)	70,308	69,517	69,494	68,373	66,266	4,042	6.1%	69,842	68,517	1,325	1.9%

Interest and fees on loans	$5,151	$4,812	$4,616	$4,576	$4,258	$893	21.0%	$14,579	$12,305	$2,274	18.5%
Other income	$92	$61	$65	$30	$44	$48	109.1%	$218	$350	$(132)	(37.7)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) YTD 2022 includes activity and balances associated with Gap Inc. and BP portfolios which were both sold in 2Q 2022.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,767	$13,380	$13,193	$12,873	$13,012
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,169)	(1,226)	(1,297)	(1,287)	(1,033)
Tangible common equity	$10,759	$10,315	$10,057	$9,747	$10,140
Add: CECL transition amount	1,146	1,146	1,146	1,719	1,719

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	267	267	270	293	419
Common equity Tier 1	$12,172	$11,728	$11,473	$11,759	$12,278
Preferred stock	734	734	734	734	734
Tier 1 capital	$12,906	$12,462	$12,207	$12,493	$13,012

Add: Subordinated debt	741	741	740	—	—
Add: Allowance for credit losses includible in risk-based capital	1,317	1,276	1,233	1,220	1,142
Total Risk-based capital	$14,964	$14,479	$14,180	$13,713	$14,154

ASSET MEASURES(2)
Total average assets	$110,335	$108,401	$105,842	$102,206	$98,694
Adjustments for:
Add: CECL transition amount	1,146	1,146	1,146	1,719	1,719
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,984)	(2,035)	(2,081)	(2,046)	(1,776)
Total assets for leverage purposes	$109,497	$107,512	$104,907	$101,879	$98,637

Risk-weighted assets	$97,987	$95,060	$91,873	$91,596	$85,664

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,906	$12,462	$12,207	$12,493	$13,012
Less: CECL transition adjustment	(1,146)	(1,146)	(1,146)	(1,719)	(1,719)
Tier 1 capital (CECL fully phased-in)	$11,760	$11,316	$11,061	$10,774	$11,293
Add: Allowance for credit losses	10,176	9,804	9,517	9,527	9,102
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$21,936	$21,120	$20,578	$20,301	$20,395

Risk-weighted assets	$97,987	$95,060	$91,873	$91,596	$85,664
Less: CECL transition adjustment	(580)	(580)	(580)	(870)	(870)
Risk-weighted assets (CECL fully phased-in)	$97,407	$94,480	$91,293	$90,726	$84,794

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$31.50	$30.25	$29.08	$27.70	$26.76
Less: Goodwill	(2.67)	(2.65)	(2.58)	(2.52)	(2.41)
Less: Intangible assets, net	(2.83)	(2.93)	(3.02)	(2.94)	(2.25)
Tangible common equity per share	$26.00	$24.67	$23.48	$22.24	$22.10

(1) Regulatory measures at September 30, 2023 are presented on an estimated basis.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.